                                                                      EXHIBIT 24



             Powers of Attorney of Directors and Executive Officers

                                       of

                                 Big Lots, Inc.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Big Lots, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "1933 Act"), a Post-Effective Amendment No. 3 (the "Post-Effective Amendment") to the Registration Statement on Form S-8 (Registration No. 33-6086) (the "Registration Statement") relating to the adoption of the Registration Statement pursuant to Rule 414 promulgated under the 1933 Act providing for the registration of certain of its common shares for offering and sale under the terms of the Big Lots, Inc. Executive Stock Option and Stock Appreciation Rights Plan (f/k/a the Consolidated Stores Corporation Executive Stock Option and Stock Appreciation Rights Plan), hereby constitutes and appoints Michael J. Potter, Albert J. Bell and Charles W. Haubiel II, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Post-Effective Amendment and any and all other amendments and documents related to the Registration Statement as so adopted, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of June, 2001.


                                             /s/ Michael J. Potter
                                             -----------------------------------
                                             Michael J. Potter

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Big Lots, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "1933 Act"), a Post-Effective Amendment No. 3 (the "Post-Effective Amendment") to the Registration Statement on Form S-8 (Registration No. 33-6086) (the "Registration Statement") relating to the adoption of the Registration Statement pursuant to Rule 414 promulgated under the 1933 Act providing for the registration of certain of its common shares for offering and sale under the terms of the Big Lots, Inc. Executive Stock Option and Stock Appreciation Rights Plan (f/k/a the Consolidated Stores Corporation Executive Stock Option and Stock Appreciation Rights Plan), hereby constitutes and appoints Michael J. Potter, Albert J. Bell and Charles W. Haubiel II, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Post-Effective Amendment and any and all other amendments and documents related to the Registration Statement as so adopted, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of June, 2001.

                                             /s/ Albert J. Bell
                                             -----------------------------------
                                             Albert J. Bell

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Big Lots, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "1933 Act"), a Post-Effective Amendment No. 3 (the "Post-Effective Amendment") to the Registration Statement on Form S-8 (Registration No. 33-6086) (the "Registration Statement") relating to the adoption of the Registration Statement pursuant to Rule 414 promulgated under the 1933 Act providing for the registration of certain of its common shares for offering and sale under the terms of the Big Lots, Inc. Executive Stock Option and Stock Appreciation Rights Plan (f/k/a the Consolidated Stores Corporation Executive Stock Option and Stock Appreciation Rights Plan), hereby constitutes and appoints Michael J. Potter, Albert J. Bell and Charles W. Haubiel II, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Post-Effective Amendment and any and all other amendments and documents related to the Registration Statement as so adopted, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of June, 2001.

                                             /s/ Sheldon M. Berman
                                             -----------------------------------
                                             Sheldon M. Berman

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Big Lots, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "1933 Act"), a Post-Effective Amendment No. 3 (the "Post-Effective Amendment") to the Registration Statement on Form S-8 (Registration No. 33-6086) (the "Registration Statement") relating to the adoption of the Registration Statement pursuant to Rule 414 promulgated under the 1933 Act providing for the registration of certain of its common shares for offering and sale under the terms of the Big Lots, Inc. Executive Stock Option and Stock Appreciation Rights Plan (f/k/a the Consolidated Stores Corporation Executive Stock Option and Stock Appreciation Rights Plan), hereby constitutes and appoints Michael J. Potter, Albert J. Bell and Charles W. Haubiel II, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Post-Effective Amendment and any and all other amendments and documents related to the Registration Statement as so adopted, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of June, 2001.

                                             /s/ W. Eric Carlborg
                                             -----------------------------------
                                             W. Eric Carlborg

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Big Lots, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "1933 Act"), a Post-Effective Amendment No. 3 (the "Post-Effective Amendment") to the Registration Statement on Form S-8 (Registration No. 33-6086) (the "Registration Statement") relating to the adoption of the Registration Statement pursuant to Rule 414 promulgated under the 1933 Act providing for the registration of certain of its common shares for offering and sale under the terms of the Big Lots, Inc. Executive Stock Option and Stock Appreciation Rights Plan (f/k/a the Consolidated Stores Corporation Executive Stock Option and Stock Appreciation Rights Plan), hereby constitutes and appoints Michael J. Potter, Albert J. Bell and Charles W. Haubiel II, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Post-Effective Amendment and any and all other amendments and documents related to the Registration Statement as so adopted, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of June, 2001.

                                             /s/ Michael L. Glazer
                                             -----------------------------------
                                             Michael L. Glazer

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Big Lots, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "1933 Act"), a Post-Effective Amendment No. 3 (the "Post-Effective Amendment") to the Registration Statement on Form S-8 (Registration No. 33-6086) (the "Registration Statement") relating to the adoption of the Registration Statement pursuant to Rule 414 promulgated under the 1933 Act providing for the registration of certain of its common shares for offering and sale under the terms of the Big Lots, Inc. Executive Stock Option and Stock Appreciation Rights Plan (f/k/a the Consolidated Stores Corporation Executive Stock Option and Stock Appreciation Rights Plan), hereby constitutes and appoints Michael J. Potter, Albert J. Bell and Charles W. Haubiel II, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Post-Effective Amendment and any and all other amendments and documents related to the Registration Statement as so adopted, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of June, 2001.

                                             /s/ David T. Kollat
                                             -----------------------------------
                                             David T. Kollat

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Big Lots, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "1933 Act"), a Post-Effective Amendment No. 3 (the "Post-Effective Amendment") to the Registration Statement on Form S-8 (Registration No. 33-6086) (the "Registration Statement") relating to the adoption of the Registration Statement pursuant to Rule 414 promulgated under the 1933 Act providing for the registration of certain of its common shares for offering and sale under the terms of the Big Lots, Inc. Executive Stock Option and Stock Appreciation Rights Plan (f/k/a the Consolidated Stores Corporation Executive Stock Option and Stock Appreciation Rights Plan), hereby constitutes and appoints Michael J. Potter, Albert J. Bell and Charles W. Haubiel II, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign both the Post-Effective Amendment and any and all other amendments and documents related to the Registration Statement as so adopted, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 18th day of June, 2001.

                                             /s/ Brenda J. Lauderback
                                             -----------------------------------
                                             Brenda J. Lauderback

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Big Lots, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "1933 Act"), a Post-Effective Amendment No. 3 (the "Post-Effective Amendment") to the Registration Statement on Form S-8 (Registration No. 33-6086) (the "Registration Statement") relating to the adoption of the Registration Statement pursuant to Rule 414 promulgated under the 1933 Act providing for the registration of certain of its common shares for offering and sale under the terms of the Big Lots, Inc. Executive Stock Option and Stock Appreciation Rights Plan (f/k/a the Consolidated Stores Corporation Executive Stock Option and Stock Appreciation Rights Plan), hereby constitutes and appoints Michael J. Potter, Albert J. Bell and Charles W. Haubiel II, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Post-Effective Amendment and any and all other amendments and documents related to the Registration Statement as so adopted, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of June, 2001.

                                             /s/ Dennis B. Tishkoff
                                             -----------------------------------
                                             Dennis  B. Tishkoff

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Big Lots, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "1933 Act"), a Post-Effective Amendment No. 3 (the "Post-Effective Amendment") to the Registration Statement on Form S-8 (Registration No. 33-6086) (the "Registration Statement") relating to the adoption of the Registration Statement pursuant to Rule 414 promulgated under the 1933 Act providing for the registration of certain of its common shares for offering and sale under the terms of the Big Lots, Inc. Executive Stock Option and Stock Appreciation Rights Plan (f/k/a the Consolidated Stores Corporation Executive Stock Option and Stock Appreciation Rights Plan), hereby constitutes and appoints Michael J. Potter, Albert J. Bell and Charles W. Haubiel II, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Post-Effective Amendment and any and all other amendments and documents related to the Registration Statement as so adopted, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of June, 2001.

                                             /s/ William A. Wickham
                                             -----------------------------------
                                             William A. Wickham